BlackRock FundsSM

BlackRock Money Market Portfolio

(the “Fund”)

Supplement dated August 3, 2018 to the Investor A, Investor C and Institutional Shares Prospectus

(the “Prospectus”) of the Fund, dated July 27, 2018, as supplemented to date

Effective immediately, the Prospectus is amended as follows:

In the section of the Prospectus entitled “Fund Overview—Purchase and Sale of Fund Shares,” the Institutional Shares column of the table is deleted in its entirety and replaced with the following:

Institutional Shares
Minimum Initial Investment

There is no minimum initial investment for:

• Employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs) and state sponsored 529 college savings plans, each of which may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares.

• Clients of Financial Intermediaries that: (i) charge such clients a fee for advisory, investment consulting, or similar services or (ii) have entered into an agreement with the Fund’s distributor to offer Institutional Shares through a no-load program or investment platform.

$2 million for individuals.

$1,000 for:

• Clients investing through Financial Intermediaries that offer such shares on a platform that charges a transaction based sales commission outside of the Fund.

• Tax-qualified accounts for insurance agents that are registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer Institutional Shares, and the family members of such persons.

Minimum Additional Investment	No subsequent minimum.

In the section of the Prospectus entitled “Account Information—How to Choose the Share Class that Best Suits Your Needs,” the first two rows of the Institutional Shares column of the table in that section entitled “Share Classes at a Glance” are deleted in their entirety and replaced with the following:

Institutional
Availability

Limited to certain investors, including:

• Individuals who may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Distributor to purchase such shares.

• Employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs) and state sponsored 529 college savings plans, each of which may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Distributor to purchase such shares.

• Employees, officers and directors/trustees of BlackRock or its affiliates and immediate family members of such persons, if they open an account directly with BlackRock.

• Participants in certain programs sponsored by BlackRock or its affiliates or other Financial Intermediaries.

• Tax-qualified accounts for insurance agents that are registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Distributor to offer Institutional Shares, and the family members of such persons.

• Clients investing through Financial Intermediaries that have entered into an agreement with the Distributor to offer such shares on a platform that charges a transaction based sales commission outside of the Fund.

Minimum Investment

There is no investment minimum for:

• Employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs) and state sponsored 529 college savings plans.

• Employees, officers and directors/trustees of BlackRock or its affiliates and immediate family members of such persons, if they open an account directly with BlackRock.

• Clients of Financial Intermediaries that: (i) charge such clients a fee for advisory, investment consulting, or similar services or (ii) have entered into an agreement with the Distributor to offer Institutional Shares through a no-load program or investment platform.

$2 million for individuals.

$1,000 investment minimum for:

• Clients investing through Financial Intermediaries that offer such shares on a platform that charges a transaction based sales commission outside of the Fund.

• Tax-qualified accounts for insurance agents that are registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Distributor to offer Institutional Shares, and the family members of such persons.

The section of the Prospectus entitled “Account Information—Details About the Share Classes—Institutional Shares” is deleted in its entirety and replaced with the following:

Institutional Shares

Institutional Shares are not subject to any sales charge. Only certain investors are eligible to buy Institutional Shares. Your Financial Intermediary can help you determine whether you are eligible to buy Institutional Shares. The Fund may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received together by the Fund, meets the minimum investment requirement.

Institutional Shares may also be available on certain brokerage platforms. An investor transacting in Institutional Shares on such brokerage platforms through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.

Eligible Institutional Shares investors include the following, provided that the beneficial owners of the Institutional Shares are natural persons:

•

Individuals with a minimum initial investment of $2 million who may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Distributor to purchase such shares;

•

Clients of Financial Intermediaries that: (i) charge such clients a fee for advisory, investment consulting, or similar services or (ii) have entered into an agreement with the Distributor to offer Institutional Shares through a no-load program or investment platform, in each case, with no minimum initial investment;

•

Clients investing through Financial Intermediaries that have entered into an agreement with the Distributor to offer such shares on a platform that charges a transaction based sales commission outside of the Fund, with a minimum initial investment of $1,000;

•

Employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs) and state sponsored 529 college savings plans, each of which is not subject to any minimum initial investment and may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Distributor to purchase such shares;

•

Trust department clients of PNC Bank, National Association and Bank of America, N.A. and their affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans); (ii) otherwise have investment discretion; or (iii) act as custodian for at least $2 million in assets, who are not subject to any minimum initial investment;

•

Holders of certain Bank of America Corporation (“BofA Corp.”) sponsored unit investment trusts (“UITs”) who reinvest dividends received from such UITs in shares of the Fund, who are not subject to any minimum initial investment;

•

Employees, officers and directors/trustees of BlackRock, Inc., mutual funds sponsored by BlackRock or its affiliates (“BlackRock Funds”), BofA Corp., PNC, Barclays PLC (“Barclays”) or their respective affiliates and immediate family members of such persons, if they open an account directly with BlackRock, who are not subject to any minimum initial investment; and

•

Tax-qualified accounts for insurance agents that are registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Distributor to offer Institutional Shares, and the family members of such persons.

The Fund reserves the right to modify or waive the above-stated policies at any time.

Shareholders should retain this Supplement for future reference.

PRO-MM-INST-0818SUP

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